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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                   REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                            OMNIQUIP INTERNATIONAL, INC.

                (Exact name of registrant as specified in its charter)

                 Delaware                                43-1721419
           (State or incorporation                     (I.R.S. Employer
               or organization)                        Identification No.)

           369 West Western Avenue                            63110
          Port Washington, Wisconsin                        (Zip code)
    (Address of principal executive offices)

                                  (414) 284-5571
                (Registrant's telephone number, including area code)

    If this Form relates to the                   If this Form relates to
    registration of a class of debt               the registration of a
    securities and is effective upon              class of debt securities
    filing pursuant to General                    and is to become effective
    Instruction A(c)(1) please                    simultaneously with the
    check the following box. /  /                 effectiveness of a concurrent
                                                  registration statement under
                                                  the Securities Act of 1933
                                                  pursuant to General
                                                  Instruction A(c)(2) please
                                                  check the following box.  /  /

         Securities to be registered pursuant to Section 12(b) of the Act:

                                                  Name of Each Exchange
      Title of Each Class to be                   on Which Each Class is
          so Registered                              to be Registered
      ---------------------------                 ------------------------

                                        NONE

        Securities to be registered pursuant to Section 12(g) of the Act:
                      Common Stock, $0.01 par value
                            (Title of Class)

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.


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    The Common Stock, $0.01 par value (the "Common Stock"), of Omniquip
International, Inc. (the "Company") is to be registered hereunder.

    Reference is made to "Description of Capital Stock" in the Company's Registration Statement on Form S-1, Registration No. 333-13181 filed with the Securities and Exchange Commission for a description of the relative rights, preferences, privileges and priorities of the Common Stock, $0.01 per share.

ITEM 2. EXHIBITS.

        3(1) Restated Certificate of Incorporation of the Registrant

        3(2) Amended By-laws of the Registrant

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                                   SIGNATURE

    Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           OMNIQUIP INTERNATIONAL, INC.


 Dated: February 21, 1997                  By: /s/ Philip G. Franklin
                                              --------------------------
                                              Philip G. Franklin
                                              Vice President--Finance
                                              and Chief Financial Officer


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                               INDEX TO EXHIBITS
                                                       SEQUENTIALLY
  EXHIBIT                                                NUMBERED
  NUMBER             EXHIBIT                               PAGE
  -------            -------                           ------------

   3(1)       Restated Certificate of Incorporation
             of the Registrant (filed as Exhibit 3(1)
             to the Registration Statement on Form S-1 of Omniquip International, Inc., filed with the Securities and Exchange Commission on October 1, 1996 and incorporated herein by reference)

   3(2)      Amended By-laws of the Registrant (filed as
             Exhibit 3(2) to the Registration Statement on Form S-1 of Omniquip International, Inc., filed with the Securities and Exchange
             Commission on October 1, 1996 and incorporated herein by reference)